Bankrate, Inc. Bankrate, Inc. (NYSE:RATE) Q1 2016 Earnings Call May 2016

This document is not intended as a full business or financial review and should be viewed in the context of all of the information made available by us in our filings with the Securities and Exchange Commission (“SEC”). To the extent there is any discrepancy between this document and the content of our SEC filings, the SEC filings are the authoritative sources of information. Cautionary Statement Regarding Forward-Looking Information Certain matters included in this document may be “forward-looking statements” which involve risks and uncertainties. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include, without limitation, statements made with respect to future revenue, revenue growth, market acceptance of our products, our strategy and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: the willingness or interest of banks, lenders, brokers, credit card issuers, senior care providers and other advertisers in the business verticals in which we operate to advertise on our websites or mobile applications, or purchase our leads, clicks, calls and referrals; changes in application approval rates by our credit card issuer customers; increased competition and its effect on our website traffic, click-through rates, advertising rates, margins, and market share; our dependence on internet search engines to attract a significant portion of the visitors to our websites and our ability to diversify the sources from which we obtain visitor traffic to our websites and mobile applications, including without limitation through use of social media channels; changes in the way that search engines display paid and organic search results and the impact of those changes on the number of consumers that visit our online network and the cost of driving consumers to our online network; our dependence on traffic from our partners to produce a significant portion of the company’s revenue and our ability to establish and maintain distribution arrangements; the risk that a condition to closing of the NextAdvisor transaction may not be satisfied, including without limitation antitrust regulatory approval; other risks to consummation of the NextAdvisor transaction, including the risk that the NextAdvisor transaction will not be consummated within the expected time period or at all; the effects of disruption from the announcement of the NextAdvisor transaction or the NextAdvisor transaction itself making it more difficult to maintain relationships with employees, customers, suppliers and other business partners; risks related to the successful integration of the NextAdvisor business acquired and the ability to realize the expected benefits from such acquisition; risks and uncertainties associated with the NextAdvisor business; the willingness of consumers to accept the Internet and our online network as a medium for obtaining information on financial products or senior care; shift of visitors from desktop to mobile and mobile app environments; the rate of conversion of consumers’ visits to our websites or mobile applications into senior care referrals and the rate at which those referrals result in move-ins with our senior care customers; the number of consumers seeking information about the financial and senior care products we have on our websites or mobile applications; our ability to successfully execute on our strategies, and the effectiveness of our strategies and investments in our business, including without limitation whether they result in increased revenue or profitability; our ability to maintain good working relationships with our customers and third-party providers and to continue to attract new customers; risks relating to the defense or litigation of lawsuits, including the putative securities class action lawsuit currently pending and described in our SEC filings; the timing and outcome of, including potential expense associated with, and the potential impact on our business and stock price of any announcements regarding, the United States Department of Justice investigation relating to our financial reporting during 2012; the timing and outcome of, including potential expense associated with, and the potential impact on our business and stock price of any announcements regarding, the Consumer Financial Protection Bureau investigation; any delay, or failure to pay, or contractually required reduction in the deferred portion of the purchase price in connection with the sale of the Company’s Insurance business in December 2015; our ability to anticipate and manage cybersecurity risk and data security risk and to mitigate or resolve issues that may arise; the effects of any security breach, data breach or cyberattack on our systems, websites or mobile applications, or on our reputation, and the impact of any notification costs or other liability arising from any security breach, data breach or cyberattack on our business; technological changes and our ability to adapt to new or evolving technologies that affect our business environment or operations; our ability to maintain effective disclosure controls and procedures and internal control over financial reporting; our ability to manage traffic on our websites or mobile applications, and service interruptions; our ability to maintain and develop our brands and content; our indebtedness and the effect such indebtedness may have on our business; our need and our ability to obtain additional debt or equity financing; our ability to integrate the operations and realize the expected benefits of businesses that we have acquired and may acquire in the future; the effect of unexpected liabilities we assume (whether intentional or not) from our acquisitions; the effect of programmatic advertising platforms on display revenue; our ability to attract and retain executive officers and personnel; any failure or refusal by our insurance providers to provide coverage under our insurance policies; our ability to protect our intellectual property; the effects of potential liability for content on our websites or mobile applications; the effect of our operations in the United Kingdom and possible expansion to other international markets, in which we may have limited experience, and our ability to successfully execute on our business strategies in international markets; the strength of the U.S. economy in general and the financial services industry in particular; changes in monetary and fiscal policies of the U.S. government and interest rate volatility; changes in consumer spending and saving habits; review of our business and operations by regulatory or other governmental authorities; changes in laws and regulations or interpretations of laws and regulations, other changes in the legal and regulatory environment, and the impact of such changes on the operation of our business; any impairment to our goodwill and/or intangible assets; changes in accounting principles, policies, practices or guidelines; and our ability to manage the risks involved in the foregoing. For more information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion without limitation under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 along with any modifications or updates to those “Risk Factors” in our Quarterly Reports on Form 10-Q. These documents are available on the SEC’s website at www.sec.gov. Any factor described above or in our SEC reports could, by itself or together with one or more other factors, adversely affect our financial results and condition. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Measures To supplement Bankrate’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), Bankrate uses non-GAAP measures of certain components of financial performance, including EBITDA, Adjusted EBITDA and Adjusted EPS, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of Bankrate’s current financial performance and its prospects for the future. Specifically, Bankrate believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because Bankrate has historically reported certain non-GAAP results to investors, Bankrate believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this document have been reconciled to the nearest GAAP measure in the financial tables found in the “Supplemental Information” section of this document. FORWARD-LOOKING STATEMENTS 2

Bankrate, Inc. Consolidated

Revenue

ANNUAL
(IN MILLIONS)

6%
Y-o-Y



Affiliate & Other Revenue
Consumer Inquiry Revenue
$350.3
$370.5
2014
2015

QUARTERLY
(IN MILLIONS)



5% Y-o-Y
Q1 '16
(15%) Y-o-Y
15% Y-o-Y
$84.0
$85.0
$90.0
$91.3
$89.0
$89.0
$99.2
$93.4
$93.3
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

Adj. EBITDA

ANNUAL
(IN MILLIONS)

8%
Y-o-Y



$117.8
$127.1
2014
2015

QUARTERLY
(IN MILLIONS)



(27%)Y-o-Y
$30.2
$26.9
$29.8
$30.9
$32.1
$31.3
$35.3
$28.5
$23.3
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

	2014	2015	1Q14	2Q14	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16
Margin%	33.6%	34.3%	35.9%	31.6%	33.1%	33.9%	36.0%	35.1%	35.6%	30.5%	25.0%

as % of Revenue

3
Bankrate, Inc.

Margin%40.7%47.0%http://www.creditcards.com/downloads/cccom-blue.jpgRevenue ANNUAL (IN MILLIONS) 4 QUARTERLY (IN MILLIONS) 7% Y-o-Y Adj. EBITDA ANNUAL (IN MILLIONS) QUARTERLY (IN MILLIONS) 23% Y-o-Y Q1 ‘16 Consumer Inquiry Revenue Affiliate & Other Revenue Credit Cards Segment 11% Y-o-Y $226.9 $241.9 20142015$92.2 $113.6 20142015as % of Revenue $52.8$55.1$58.8$60.1$56.8$56.1$65.4$63.6$63.11Q142Q143Q144Q141Q152Q153Q154Q151Q16(16%) Y-o-Y 28% Y-o-Y $21.5$20.5$23.9$26.4$26.1$25.8$32.8$29.0$25.81Q142Q143Q144Q141Q152Q153Q154Q151Q16(1%)Y-o-Y 40.6%37.3%40.6%43.9%46.0%46.1%50.1%45.5%40.9%

Revenue ANNUAL (IN MILLIONS) 5 QUARTERLY (IN MILLIONS) Adj. EBITDA ANNUAL (IN MILLIONS) QUARTERLY (IN MILLIONS) bankrate-logo-blue.eps(27%) Y-o-Y Consumer Inquiry Revenue Display & Other Revenue Banking Segment $118.5 $105.9 20142015$44.9 $32.9 20142015(11%) Y-o-Y Margin%37.9%31.0%as % of Revenue $32.5$29.1$28.4$28.5$28.2$27.0$27.0$23.8$24.31Q142Q143Q144Q141Q152Q153Q154Q151Q16(14%) Y-o-Y (16%) Y-o-Y (12%) Y-o-Y $13.2$11.0$10.1$10.6$10.6$9.2$7.4$5.7$5.31Q142Q143Q144Q141Q152Q153Q154Q151Q16(50%) Y-o-Y 40.6%37.7%35.5%37.1%37.5%34.1%27.5%23.9%21.7%Q1 ‘16

Revenue ANNUAL (IN MILLIONS) 6 QUARTERLY (IN MILLIONS) Adj. EBITDA ANNUAL (IN MILLIONS) QUARTERLY (IN MILLIONS) 19% Y-o-Y Q1 ‘16 Consumer Inquiry Revenue Display & Other Revenue http://www.rightathome.net/assets/franchises/covington/Caring.com_.pngSenior Care Segment $10.3 $23.9 20142015($2.6) $0.4 20142015132% Y-o-Y $0.0$2.1$4.2$4.0$5.2$5.7$6.6$6.3$6.21Q142Q143Q144Q141Q152Q153Q154Q151Q16(70%)%  Y-o-Y 29% Y-o-Y $0.0 ($0.8)($0.5)($1.3)($0.1)($0.1)($0.0)($0.5)1Q142Q143Q144Q141Q152Q153Q154Q151Q16

Guidance Range (IN MILLIONS) 7 Q2 2016FY 2016Revenue$94 – $98$388 – $400Adj. EBITDA$20 – $22$94 – $100

8 Supplemental Information Additional metrics and reconciliation of non-GAAP measures

Additional Metrics (Unaudited)

In millions unless stated otherwise	2014 1Q	2014 2Q	2014 3Q	2014 4Q	2015 1Q	2015 2Q	2015 3Q	2015 4Q	2016 Q1	FY 2014	FY 2015
Banking											
# of Consumer Inquiries (Rate Table Clicks & Calls)[1]	1.7	1.7	1.7	1.6	1.7	1.6	1.7	1.5	1.8	6.6	6.6
YoY % Change					*(1.2%)*	*(4.0%)*	*5.8%*	*(3.3%)*	*7.8%*		*(0.7%)*
Consumer Inquiry Revenue	$19.1	$17.6	$17.4	$16.9	$18.1	$16.2	$16.8	$14.3	$15.9	$70.9	$65.4
YoY % Change					*(5.3%)*	*(7.8%)*	*(3.2%)*	*(15.1%)*	*(12.0%)*		*(7.7%)*
Display and Other Revenue	$13.3	$11.6	$11.0	$11.7	$10.1	$10.8	$10.2	$9.4	$8.4	$47.6	$40.5
YoY % Change					*(24.6%)*	*(6.9%)*	*(7.5%)*	*(18.9%)*	*(16.4%)*		*(15.0%)*
Total Segment Revenue	**$32.5**	**$29.1**	**$28.4**	**$28.5**	**$28.2**	**$27.0**	**$27.0**	**$23.8**	**$24.3**	**$118.5**	**$105.9**
YoY % Change					*(13.2%)*	*(7.4%)*	*(4.9%)*	*(16.7%)*	*(13.6%)*		*(10.6%)*
Segment Adjusted EBITDA	**$13.2**	**$11.0**	**$10.1**	**$10.6**	**$10.6**	**$9.2**	**$7.4**	**$5.7**	**$5.3**	**$44.9**	**$32.9**
Margin %	*40.6%*	*37.7%*	*35.5%*	*37.1%*	*37.5%*	*34.1%*	*27.5%*	*23.9%*	*21.7%*	*37.9%*	*31.0%*
Credit Cards											
# of Consumer Inquiries (Credit Card Offer Clicks & Calls)[2]	2.6	2.5	2.5	2.8	2.7	2.9	3.3	3.6	3.0	10.3	12.5
YoY % Change					*4.7%*	*15.6%*	*31.8%*	*30.9%*	*9.4%*		*20.9%*
Consumer Inquiry Revenue	$29.6	$29.0	$31.0	$33.9	$35.4	$38.4	$49.9	$48.2	$45.2	$123.6	$171.9
YoY % Change					*19.5%*	*32.3%*	*60.9%*	*41.9%*	*27.7%*		*39.1%*
Affiliate & Other Revenue	$23.2	$26.0	$27.8	$26.2	$21.4	$17.6	$15.4	$15.5	$18.0	$103.2	$69.9
YoY % Change					*(7.9%)*	*(32.2%)*	*(44.4%)*	*(41.0%)*	*(16.0%)*		*(32.3%)*
Total Segment Revenue	**$52.8**	**$55.1**	**$58.8**	**$60.1**	**$56.8**	**$56.1**	**$65.4**	**$63.6**	**$63.1**	**$226.9**	**$241.9**
YoY % Change					*7.5%*	*1.8%*	*11.1%*	*5.8%*	*11.2%*		*6.6%*
Segment Adjusted EBITDA	**$21.5**	**$20.5**	**$23.9**	**$26.4**	**$26.1**	**$25.8**	**$32.8**	**$29.0**	**$25.8**	**$92.2**	**$113.6**
Margin %	*40.6%*	*37.3%*	*40.6%*	*43.9%*	*46.0%*	*46.1%*	*50.1%*	*45.5%*	*40.9%*	*40.7%*	*47.0%*

(1) Clicks and calls that are generated on rate tables hosted on owned and operated properties and partner properties
(2) Clicks and calls that are generated on credit card listings hosted on owned and operated properties; excludes offer clicks for (primarily subprime) cards where Bankrate get paid on a "per completed application," as well as offer clicks generated on affiliate websites and international websites

9

Bankrate, Inc.

Additional Metrics (Unaudited)

In millions unless stated otherwise	2014 1Q	2014 2Q	2014 3Q	2014 4Q	2015 1Q	2015 2Q	2015 3Q	2015 4Q	2016 Q1	FY 2014	FY 2015
Senior Care											
# of Consumer Inquirers (in 000's)[1]		11.9	19.0	18.8	24.0	26.8	25.8	22.7	29.3	49.7	99.3
Consumer Inquiry Revenue		$1.8	$3.8	$3.6	$4.7	$5.2	$6.2	$5.8	$6.0	$9.1	$21.9
Display and Other Revenue		$0.3	$0.4	$0.4	$0.5	$0.5	$0.4	$0.5	$0.1	$1.2	$2.0
Senior Care Revenue		**$2.1**	**$4.2**	**$4.0**	**$5.2**	**$5.7**	**$6.6**	**$6.3**	**$6.2**	**$10.3**	**$23.9**
Senior Care Adjusted EBITDA		**($0.8)**	**($0.5)**	**($1.3)**	**($0.1)**	**($0.1)**	**$0.6**	**($0.0)**	**($0.5)**	**($2.6)**	**$0.4**
Margin %		*N/A*	*N/A*	*N/A*	*N/A*	*N/A*	*9.0%*	*N/A*	*N/A*	*N/A*	*1.6%*
Corporate											
Revenue Elimination & Other[2]	($1.3)	($1.3)	($1.4)	($1.4)	($1.1)	$.2	$.2	($.4)	($.4)	($5.3)	($1.1)
Corporate Expenses	($4.487)	($3.8)	($3.7)	($4.8)	($4.5)	($3.7)	($5.5)	($6.1)	($7.3)	($16.7)	($19.8)
Total Company											
Total GAAP Revenue	**$84.0**	**$85.0**	**$90.0**	**$91.3**	**$89.0**	**$89.0**	**$99.2**	**$93.4**	**$93.3**	**$350.3**	**$370.5**
YoY % Change					*6.0%*	*4.7%*	*10.2%*	*2.2%*	*4.8%*		*5.8%*
Total Adjusted EBITDA	**$30.2**	**$26.9**	**$29.8**	**$30.9**	**$32.1**	**$31.3**	**$35.3**	**$28.5**	**$23.3**	**$117.8**	**$127.1**
Margin %	*35.9%*	*31.6%*	*33.1%*	*33.9%*	*36.0%*	*35.1%*	*35.6%*	*30.5%*	*25.0%*	*33.6%*	*34.3%*
YoY % Change					*6.3%*	*16.2%*	*18.4%*	*(7.9%)*	*(27.3%)*		*7.9%*

(1) Senior Housing Consumer Inquiries
(2) Includes the impact of Quizzle, LLC acquisition as of April 1, 2015.

10

Bankrate, Inc.

11 (1)Additional notes and disclosures related to the items in this table are contained in the company’s SEC filings for the applicable periods. All financials excludes previously sold Insurance segment. (2)Adjusted EBITDA adds back interest and other expense; income tax (benefit) expense; depreciation and amortization; net loss from discontinued operations; changes in fair value of contingent acquisition consideration; loss on extinguishment of debt; legal settlements; acquisition, offering and related expenses; restatement related expenses; purchase accounting adjustments; CEO transition costs; and stock-based compensation. Reconciliation of Non-GAAP Measures1 20142016FY1Q2Q3Q4Q1Q2Q3QQ4Q120142015Reconciliation of adjusted EBITDA2 (in millions)Net income (loss) $4.1 ($2.2) ($7.0)$10.3$5.0$0.3 ($23.4)$4.8$0.3$5.2 ($13.3)Interest and other expenses5.25.25.25.25.36.45.65.04.920.822.2Income tax expense (benefit)4.9 (0.9)6.9 (3.3)3.71.63.11.73.77.610.1Depreciation and amortization7.88.48.89.19.59.69.911.59.634.140.5Earnings before interest, taxes, depreciation and amortization (EBITDA)21.910.513.921.423.318.0 (4.8)22.918.367.859.5Net loss (income) from discontinued operations (0.2)1.0 (0.3) (0.4) (0.2)1.929.20.10.70.231.0Change in fair value of contingent acquisition consideration1.40.70.70.8 (0.2)0.60.3 (1.2) (0.2)3.6 (0.4)Impairment Charges0.00.00.00.00.00.00.00.00.00.00.0Loss on extinguishment of debt0.00.00.00.00.00.00.00.00.00.00.0Acquisition, divestiture and related expenses2.40.20.20.80.30.30.6 (0.6)0.03.60.6Stock-based compensation3.94.44.44.34.85.08.80.93.917.119.4Restatement charges0.70.618.34.04.25.41.10.81.423.611.4Impact of purchase accounting0.00.20.20.10.00.00.00.00.00.60.0Other non-recurring charges (credits)0.09.2 (7.7) (0.1)0.00.00.15.5 (0.9)1.45.6Adjusted EBITDA$30.2$26.9$29.8$30.9$32.1$31.3$35.3$28.5$23.3$117.8$127.124% of GAAP Revenue35.9%31.6%33.1%33.9%36.0%35.1%35.6%30.5%25.0%33.6%34.3%YoY % Change6.3%16.2%18.4%(7.8%)(27.3%)7.9%2015

Reconciliation of Non-GAAP Measures[1]

	2014				2015				2016	FY	
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	Q4	Q1	2014	2015
Reconciliation of adjusted net inome (in millions)											
Net income (loss)	$4.1	($2.2)	($7.0)	$10.3	$5.0	$0.3	($23.4)	$4.8	$0.3	$5.2	($13.3)
Net loss (income) from discontinued operations	(0.2)	1.0	(0.3)	(0.4)	(0.2)	1.9	29.2	0.1	0.7	0.2	31.0
Income tax expense (benefit)	4.9	(0.9)	6.9	(3.3)	3.7	1.6	3.1	1.7	3.7	7.6	10.1
Amortization	7.5	8.1	8.5	8.8	9.2	9.4	9.5	11.0	9.1	32.9	39.0
Change in fair value of contingent acquisition consideration due to change in estimate	0.5	0.0	(0.0)	0.0	(0.9)	0.0	0.0	(1.5)	(0.3)	0.5	(2.5)
Impairment Charges	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss on extinguishment of debt	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Acquisition, divestiture and related expenses	2.4	0.2	0.2	0.8	0.3	0.3	0.6	(0.6)	0.0	3.6	0.6
Stock-based compensation	3.9	4.4	4.4	4.3	4.8	5.0	8.8	0.9	3.9	17.1	19.4
Restatement charges	0.7	0.6	18.3	4.0	4.2	5.4	1.1	0.8	1.4	23.6	11.4
Impact of purchase accounting	0.0	0.2	0.2	0.1	0.0	0.0	0.0	0.0	0.0	0.6	0.0
Other non-recurring charges (credits)	0.001	9.190	(7.7)	(0.1)	0.0	0.0	0.1	5.5	(0.9)	1.4	5.6
Adjusted Income Before Tax	$23.8	$20.7	$23.6	$24.6	$25.8	$24.0	$29.0	$22.7	$17.8	$92.6	$101.4
Income tax	($9.3)	($8.1)	($9.2)	($9.6)	($10.1)	($9.3)	($11.3)	($8.8)	($6.9)	($36.1)	($39.5)
Adjusted net income	$ 14.5	$ 12.6	$ 14.4	$ 15.0	$ 15.7	$ 14.6	$17.7	$13.8	$ 10.9	$ 56.5	$ 61.9
% of GAAP Revenue	17.3%	14.6%	16.0%	16.4%	17.7%	16.4%	17.5%	14.5%	11.7%	16.1%	16.7%
YoY % Change					5.6%	15.9%	22.9%	(7.9%)	(31.0%)		9.6%

(1) Additional notes and disclosures related to the items in this table are contained in the company's SEC filings for the applicable periods. All financials excludes previously sold insurance segment.
(2) Adjusted net income adds back net (income) loss from discontinued operations; income tax (benefit) expense; non-recurring change in fair value of contingent acquisition consideration; loss on extinguishment of debt; legal settlements; acquisition, offering and related expenses; restatement related expenses; purchase accounting adjustments; CEO transition costs; stock-based compensation; and amortization, net of tax.

12

Bankrate, Inc.